Note 12 - Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Earnings Per Share [Text Block]
12.	Loss per Share

Basic and diluted loss per common share attributable to controlling shareholders are computed as follows:

	2023	2024	2025
Loss:
Net loss attributable to controlling shareholders	(2,908,904)	(12,605,874)	(4,264,221)
Weighted average common shares – outstanding, basic and diluted	2,763,121	2,727,698	2,755,937
Loss per share attributable to controlling shareholders - basic and diluted	(1.05)	(4.62)	(1.55)

For the years ended December 31, 2023, 2024 and 2025, during which the Company incurred losses, the effect of 88,400, 89,400 and 93,900 non-vested stock awards, respectively, was anti-dilutive. Hence for the year ended December 31, 2023, 2024 and 2025, “Basic loss per share attributable to controlling shareholders” equals “Diluted loss per share attributable to controlling shareholders.”